DocNum1-PH/1211596.13


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 17, 2002
                                                         ----------------



                               GENAERA CORPORATION
                               -------------------
                 (Exact Name of Registrant Specified in Charter)



         Delaware                       0-19651                13-3445668
       -------------                 -------------             ----------
      (State or Other              (Commission File         (I.R.S. Employer
      Jurisdiction of                   Number)            Identification No.)
      Incorporation)





               5110 Campus Drive
              Plymouth Meeting, PA                                19462
              --------------------                               -------
      (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (610) 941-4020
                                                           ---------------




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


ITEM 5.  OTHER EVENTS.


The registrant hereby incorporates by reference the press releases dated October 17, 2002 attached hereto as Exhibit 99.1 ("Genaera Announces Positive Data on LOMUCIN(TM) Asthma Clinical Trial") and Exhibit 99.2 ("Genaera Initiates Phase 2 Cystic Fibrosis Clinical Trial for LOMUCIN(TM)").


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)      Exhibits


        Exhibit
        Number   Description
        ------   -----------

        99.1 Press Release - Genaera Announces Positive Data on LOMUCIN(TM) Asthma Clinical Trial.

        99.2 Press Release - Genaera Initiates Phase 2 Cystic Fibrosis Clinical Trial for LOMUCIN(TM).

                                                               SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GENAERA CORPORATION
                                             (Registrant)


                             By: /s/ Christopher P. Schnittker
                                 -----------------------------
                                     Christopher P. Schnittker
                                     Vice President and Chief Financial Officer


Dated:  October 17, 2002

                                  EXHIBIT INDEX

        Exhibit
        Number    Description
        ------    -----------

         99.1 Press Release - Genaera Announces Positive Data on LOMUCIN(TM) Asthma Clinical Trial.

         99.2 Press Release - Genaera Initiates Phase 2 Cystic Fibrosis Clinical Trial for LOMUCIN(TM).

                                                                    EXHIBIT 99.1

[GENAERA LOGO]


                                                          FOR IMMEDIATE RELEASE
CONTACT:

GENAERA CORPORATION               THE TROUT GROUP/BMC COMMUNICATIONS
Jennifer Bilotti                  Jonathan Fassberg ext. 16 (investor inquiries)
(610) 941-4020                    Brad Miles ext. 17 (media inquiries)
www.genaera.com                   (212) 477-9007
---------------

      GENAERA ANNOUNCES POSITIVE DATA ON LOMUCIN(TM) ASTHMA CLINICAL TRIAL

PLYMOUTH MEETING, PA -- OCTOBER 17, 2002 -- Genaera Corporation (NASDAQ: GENR) today announced positive results for its mucoregulator compound, LOMUCIN(TM), in its first clinical study in asthma. The mucoregulator program is Genaera's second product development program based on its genomics discoveries.

The open-label, single-center, randomized study evaluated 63 patients with chronic asthma, to assess the gastrointestinal and respiratory tolerance of LOMUCIN(TM) oral tablets in patients with chronic asthma, as well as measure the preliminary effects on symptoms and pulmonary functions. The trial treated 42 patients with LOMUCIN(TM) and 21 with ibuprofen. As the primary outcome of the trial, LOMUCIN(TM) was well tolerated in asthma patients, with a trend of improved gastrointestinal tolerance compared to ibuprofen, and no serious adverse events. There were no significant effects on asthma symptoms compared to ibuprofen. A positive efficacy trend was observed among patients with moderate asthma, indicated by increased residual volume at baseline (indicative of gas trapping in the lung). In these patients (half of patients enrolled in the study) LOMUCIN(TM) significantly decreased residual volume by 28%, compared to 13% with ibuprofen. This efficacy trend may be due to LOMUCIN(TM) mucoregulator activity leading to decreased mucus production and the opening of small airways, allowing more air to be exhaled from the lung.

Stephen I. Rennard, MD, Larson Professor of Medicine, University of Nebraska, commented, "This is a good initial step in evaluating LOMUCIN(TM) as a mucoregulator drug. Overproduction of mucus contributes to the symptoms and complications of many acute and chronic respiratory diseases, including asthma, chronic obstructive pulmonary disease, chronic sinusitis, and cystic fibrosis. Genaera's approach to turning off the overproduction of mucus with LOMUCIN(TM) in these disorders is a novel, promising concept."

Roy C. Levitt, MD, President and Chief Executive Officer of Genaera, commented, "We are pleased to have advanced our mucoregulator drug into clinical safety studies in asthma, and demonstrate preliminary evidence that LOMUCIN(TM) is both well tolerated and has potential beneficial effects on lung functions in a chronic asthma population. We will focus our LOMUCIN(TM) development efforts in the immediate future on cystic fibrosis. Clinical development in cystic fibrosis is supported by an initial grant of up to $1.7 million from the Cystic Fibrosis Foundation. We are hopeful that our novel approach will be well tolerated and provide clinical benefit for a great number of chronic respiratory patients with diseases characterized by excess mucus production."

Based on the role of the hCLCA1 chloride channel in respiratory diseases, such as cystic fibrosis, the Company has developed LOMUCIN(TM). LOMUCIN(TM) is intended to block the hCLCA1-dependent mucus overproduction present in respiratory and sinus disorders, and thereby provide a new strategy for opening the airways and easing breathing in patients with these diseases.

LOMUCIN(TM) is a known compound, talniflumate, which was discovered, developed and marketed as an anti-inflammatory drug by Laboratorios Bago of Buenos Aires, Argentina, the leading independent pharmaceutical company in South America. Talniflumate has been approved and marketed for almost 20 years in Argentina, and selected other countries excluding the United States, Europe, and Japan. The effects of talniflumate in blocking hCLCA1 and mucus overproduction were discovered by Genaera scientists who have submitted patent applications protecting the novel uses of talniflumate as a mucoregulator. Genaera has an exclusive agreement with Laboratorios Bago to develop and commercialize
LOMUCIN(TM) as a new chemical entity and mucoregulator drug in all major pharmaceutical markets including the United States, Europe, and Japan.

There is an extensive unmet medical need for a therapy that can prevent abnormal mucus production. Chronic sinusitis is one of the most common reasons for physician visits in the United States, with about 35 million cases per year. It is thought that many of the symptoms of chronic sinusitis result from excess
mucus  production.   According  to  the  National  Institute  of  Allergies  and
Infectious Disease (NIAID) and the American Lung Association, there are more than 65 million patients suffering from diseases where mucus overproduction may be hCLCA1 mediated, including 15 million patients with chronic bronchitis and other forms of chronic obstructive pulmonary disease (COPD), 17 million asthmatics, and 35 million respiratory allergy sufferers. Mucus overproduction and small airway plugging is one of the hallmarks of asthma and excess mucus production is also associated with COPD, chronic bronchitis, and cystic fibrosis.

Genaera Corporation is a biopharmaceutical company committed to developing medicines for serious diseases from genomics and natural products. Research and development efforts are focused on antiangiogenesis, and respiratory diseases. Genaera has three products in development addressing substantial unmet medical needs in major pharmaceutical markets. These include squalamine, an anti-angiogenesis treatment for cancer and eye disease; interleukin-9 antibody, a respiratory treatment based on the discovery of a genetic cause of asthma; and LOMUCIN(TM), a mucoregulator to treat the overproduction of mucus and secretions involved in many forms of chronic lung disease.

This announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, known and unknown. Forward-looking statements reflect management's current views and are based on certain expectations and assumptions. Such statements include, among others, statements regarding the preliminary results and future clinical development plans and prospects for squalamine (for macular degeneration and in other indications), and other product development programs. You may identify some of these forward looking-statements by the use of words in the statements such as "anticipate," "develop," "continuing," and "progress," or other words of similar meaning. Genaera's actual results and performance could differ materially from those currently anticipated and expressed in these and other forward-looking statements as a result of a number of risk factors, including, but not limited to, Genaera's history of operating losses since inception and its need for additional funds to operate its business; the costs, delays and uncertainties inherent in scientific research, drug development, clinical trials and the regulatory approval process; the risk that clinical trials for Genaera's product candidates, including squalamine and LOMUCIN(TM), may not be successful; the risk that Genaera may not obtain regulatory approval for its products, whether due to adequacy of the development program, the conduct of the clinical trials, changing regulatory requirements, different methods of evaluating and interpreting data, regulatory interpretations of clinical risk and benefit, or otherwise; Genaera's reliance on its collaborators, including MedImmune, in connection with the development and commercialization of Genaera's product candidates; market acceptance of Genaera's products, if regulatory approval is achieved; competition; general financial, economic, regulatory and political conditions affecting the biotechnology industry; and the other risks and uncertainties discussed in this announcement and in Genaera's filings with the U.S. Securities and Exchange Commission, all of which are available from the Commission in its EDGAR database at www.sec.gov as well as other sources. You are encouraged to read these reports. Given the uncertainties affecting pharmaceutical companies in the development stage, you are cautioned not to place undue reliance on any such forward-looking statements, any of which may turn out to be wrong due to inaccurate assumptions, unknown risks, uncertainties or other factors. Genaera does not intend (and it is not obligated) to publicly update, revise or correct these forward-looking statements or the risk factors that may relate thereto.

                                       ###

                                                                    EXHIBIT 99.2

[GENAERA LOGO]


                                                          FOR IMMEDIATE RELEASE
CONTACT:

GENAERA CORPORATION               THE TROUT GROUP/BMC COMMUNICATIONS
Jennifer Bilotti                  Jonathan Fassberg ext. 16 (investor inquiries)
(610) 941-4020                    Brad Miles ext. 17 (media inquiries)
www.genaera.com                   (212) 477-9007
---------------

    GENAERA INITIATES PHASE 2 CYSTIC FIBROSIS CLINICAL TRIAL FOR LOMUCIN(TM)

PLYMOUTH MEETING, PA -- OCTOBER 17, 2002 -- Genaera Corporation (NASDAQ: GENR) today announced it has received regulatory approval from the Irish Medicines Board to begin a Phase 2 clinical trial for LOMUCIN(TM), its oral mucoregulator treatment, in people with cystic fibrosis. The double blind, placebo controlled, randomized study will evaluate 60 patients with cystic fibrosis. The study will assess the preliminary effects of LOMUCIN(TM) oral tablets on respiratory symptoms and pulmonary function, as well as tolerance. Clinical development of LOMUCIN(TM) for cystic fibrosis is supported by an initial Therapeutics Development Grant of up to $1.7 million from Cystic Fibrosis Foundation Therapeutics (CFFT), the nonprofit drug development affiliate of the Cystic Fibrosis Foundation (www.cff.org). Extensive consultation and intellectual support was provided by CFFT and its Therapeutics Development Network. Genaera currently expects to focus its clinical development efforts for LOMUCIN(TM) on cystic fibrosis.

According to Robert J. Beall, PhD, President and CEO of the Cystic Fibrosis Foundation, "We enthusiastically support this clinical trial, and this new approach to develop a mechanism to block excess mucus production. Strong preclinical data in cystic fibrosis models, oral formulation, and established safety for approved uses of LOMUCIN(TM), make this a compelling clinical trial."

Roy C. Levitt, MD, President and CEO of Genaera, commented, "We are pleased to begin the clinical development of LOMUCIN(TM) for cystic fibrosis. Blocking excess mucus production with LOMUCIN(TM) has the potential to improve lung function in individuals with cystic fibrosis, by preventing mucus build-up that obstructs airways and contributes to infection. Moreover, cystic fibrosis provides a unique opportunity to demonstrate the efficacy of our mucoregulator treatment because of the role of mucus overproduction in compromising lung functions. In addition, our systemic therapy has the potential to improve other aspects of cystic fibrosis where mucus overproduction causes disease, including in the sinuses and gastrointestinal tract."

The pilot study will administer therapy for 30 days, with LOMUCIN(TM) given to 40 patients, and placebo to 20 patients. The trial will be conducted in Ireland, under the direction of Professor Gerry McElvaney, Department Chair and Chief of Medicine at the Royal College of Surgeons, Ireland, based in Beaumont Hospital, Dublin, and Professor Peter Greally at the Adelaide and Meath Hospital, incorporating the National Children's Hospital, Dublin. Enrollment is anticipated to begin in November 2002, and results are anticipated to be available in the first half of 2003.

The mucoregulator program is Genaera's second product development program based on its genomics discoveries. Based on the role of the hCLCA1 chloride channel in respiratory diseases, such as cystic fibrosis, the Company has developed
LOMUCIN(TM). LOMUCIN(TM) is intended to block the hCLCA1-dependent mucus overproduction present in respiratory and sinus disorders, and thereby provide a new strategy for opening the airways and easing breathing in patients with these diseases.

LOMUCIN(TM) is a known compound, talniflumate, which was discovered, developed and marketed as an anti-inflammatory drug by Laboratorios Bago of Buenos Aires, Argentina, the leading independent pharmaceutical company in South America. Talniflumate has been approved and marketed for almost 20 years in Argentina, and selected other countries excluding the United States, Europe, and Japan. The effects of talniflumate in blocking hCLCA1 and mucus overproduction were discovered by Genaera scientists who have submitted patent applications protecting the novel uses of talniflumate as a mucoregulator. Genaera has an exclusive agreement with Laboratorios Bago to develop and commercialize
LOMUCIN(TM) as a new chemical entity and mucoregulator drug in all major pharmaceutical markets including the United States, Europe, and Japan.

There is an extensive unmet medical need for a therapy that can prevent abnormal mucus production. Chronic sinusitis is one of the most common reasons for physician visits in the United States, with about 35 million cases per year. It is thought that many of the symptoms of chronic sinusitis result from excess
mucus  production.   According  to  the  National  Institute  of  Allergies  and
Infectious Disease (NIAID) and the American Lung Association, there are more than 65 million patients suffering from diseases where mucus overproduction may be hCLCA1 mediated, including 15 million patients with chronic bronchitis and other forms of chronic obstructive pulmonary disease (COPD), 17 million asthmatics, and 35 million respiratory allergy sufferers. Mucus overproduction and small airway plugging is one of the hallmarks of asthma and excess mucus production is also associated with COPD, chronic bronchitis, and cystic fibrosis.

Genaera Corporation is a biopharmaceutical company committed to developing medicines for serious diseases from genomics and natural products. Research and development efforts are focused on anti-angiogenesis, and respiratory diseases. Genaera has three products in development addressing substantial unmet medical needs in major pharmaceutical markets. These include squalamine, an anti-angiogenesis treatment for cancer and eye disease; interleukin-9 antibody, a respiratory treatment based on the discovery of a genetic cause of asthma; and LOMUCIN(TM), a mucoregulator to treat the overproduction of mucus and secretions involved in many forms of chronic lung disease.

This announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, known and unknown. Forward-looking statements reflect management's current views and are based on certain expectations and assumptions. Such statements include, among others, statements regarding the preliminary results and future clinical development plans and prospects for squalamine (for macular degeneration and in other indications), and other product development programs. You may identify some of these forward looking-statements by the use of words in the statements such as "anticipate," "develop," "continuing," and "progress," or other words of similar meaning. Genaera's actual results and performance could differ materially from those currently anticipated and expressed in these and other forward-looking statements as a result of a number of risk factors, including, but not limited to, Genaera's history of operating losses since inception and its need for additional funds to operate its business; the costs, delays and uncertainties inherent in scientific research, drug development, clinical trials and the regulatory approval process; the risk that clinical trials for Genaera's product candidates, including squalamine and LOMUCIN(TM), may not be successful; the risk that Genaera may not obtain regulatory approval for its products, whether due to adequacy of the development program, the conduct of the clinical trials, changing regulatory requirements, different methods of evaluating and interpreting data, regulatory interpretations of clinical risk and benefit, or otherwise; Genaera's reliance on its collaborators, including MedImmune, in connection with the development and commercialization of Genaera's product candidates; market acceptance of Genaera's products, if regulatory approval is achieved; competition; general financial, economic, regulatory and political conditions affecting the biotechnology industry; and the other risks and uncertainties discussed in this announcement and in Genaera's filings with the U.S. Securities and Exchange Commission, all of which are available from the Commission in its EDGAR database at www.sec.gov as well as other sources. You are encouraged to read these reports. Given the uncertainties affecting pharmaceutical companies in the development stage, you are cautioned not to place undue reliance on any such forward-looking statements, any of which may turn out to be wrong due to inaccurate assumptions, unknown risks, uncertainties or other factors. Genaera does not intend (and it is not obligated) to publicly update, revise or correct these forward-looking statements or the risk factors that may relate thereto.

                                       ###